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                                                                    EXHIBIT 10.2


                    FOURTH AMENDMENT AND WAIVER TO AMENDED
                    AND RESTATED REVOLVING CREDIT AGREEMENT
                    ---------------------------------------


     FOURTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of January 31, 2000 (this "Amendment") among OEA, INC., a Delaware corporation (the "Company"), each of the banks named under the caption "Banks" on the signature pages hereof (individually, a "Bank" and, collectively, the "Banks"), BANQUE NATIONALE DE PARIS, U.S. BANK NATIONAL ASSOCIATION and UNION BANK OF CALIFORNIA, N.A., as Co-Agents and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     WHEREAS, the Company, the Agent, the Co-Agents and the Banks have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1998, as amended by a First Amendment thereto dated as of June 11, 1998, a Second Amendment thereto dated December 10, 1998, and a Third Amendment and Waiver thereto dated as of December 9, 1999 (as amended the "Existing Agreement"), pursuant to which the Banks agreed to make Loans (as defined in the Existing Agreement) to the Company in an aggregate principal amount not to exceed $115,000,000 at any time outstanding, on and subject to the terms and conditions thereof; and

     WHEREAS, the parties wish to amend the Existing Agreement to (a) modify certain covenants, and (b) waive certain Events of Default.

     NOW, THEREFORE, the parties agree as follows:


     Section 1. Definitions. Terms defined in the introductory paragraphs hereof shall have their respective defined meanings when used in this Amendment and, except as otherwise expressly provided herein, terms defined in the Existing Agreement shall have their respective defined meanings when used in this Amendment. In addition, the following terms shall have the following meanings (terms defined in the introductory paragraphs or this Section 1 in the singular to have correlative meanings when used in the plural and vice versa):

          "Effective Date" shall mean as of January 31, 2000, which will be deemed to occur upon the first date, if any, which occurs before the termination of this Amendment pursuant to Section 6 hereof and on which the conditions precedent in Section 4 shall have been satisfied.

    Section 2. Amendments to Existing Agreement. The following amendments are hereby made to the Existing Agreement with effect from and after the Effective
Date:

        (a) Section 8.3(f) of the Existing Agreement. Section 8.3(f) of the Existing Agreement is hereby amended by adding the following before the period:

     "and grant access to, and the Company hereby grants access to the Agent and each Bank and their respective representatives to, any and all third party consultants or advisors now or hereafter retained by the Company in order to discuss such
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     matters and obtain such information as any Bank or the
     Agent may reasonably request."

        (b) Section 8.5 of the Existing Agreement. Section 8.5 of the Existing Agreement is hereby amended by (i) adding the phrase "or any substantial part of" after the phrase "dispose of all" appearing in the introductory clause thereof and (ii) deleting clause (c) thereof in its entirety.

        (c) Section 8.8 of the Existing Agreement. Section 8.8 of the Existing Agreement is hereby amended by putting a period after clause (i) of the proviso therein and deleting everything appearing thereafter in such Section.

        (d) Sections 8.10, 8.11, 8.12 and 8.13 of the Existing Agreement. Sections 8.10, 8.11, 8.12 and 8.13 of the Existing Agreement are each hereby amended as of the date hereof by adding the following at the end of each thereof:

     "In addition, the foregoing financial test shall be measured as of March 31, 2000 and the Company shall be in compliance therewith on March 31, 2000. On or before April 7, 2000, the Company shall furnish to each Bank a certificate of a senior financial officer of the Company (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken and proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computation necessary to determine whether the Company is in compliance with this financial covenant as of March 31, 2000."

        (e) Section 8.18 of the Existing Agreement. Section 8.18 of the Existing Agreement is hereby amended and restated in its entirety as follows:

        "8.18 Big Five Accounting Firm. Upon written request of the Agent, the Company agrees to promptly, and in any event within ten (10) days of such written notice, hire, for its own account and expense, any one of the "Big Five" accounting firms in the Untied States, to determine, among other things, the enterprise value of the Company and its Subsidiaries, the on-going value of the Collateral and the on-going value of the Company's and its Subsidiaries' business systems; to prepare a written report of its findings addressed to the Company with a copy to the Agent and the Banks; and to cooperate with the Agent and the Banks with respect to such matters as the Agent or any Bank may reasonably request."

        (f) Section 9(d) of the Existing Agreement. Section 9(d) of the Existing Agreement is hereby amended by adding "or 8.18" immediately after "8.17" appearing therein.

     Section 3. Waiver. The Company has advised the Agent and the Banks that it is not or has not been in compliance with Section 8.10 (Tangible Net Worth),
Section 8.11 (Indebtedness to EBITDA) and Section 8.13 (Minimum Interest Coverage) of the Existing Agreement for its fiscal quarter ended January 31, 2000. On the Effective Date, as of and

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through January 31, 2000, the Agent and the Majority Banks waive compliance by the Company with Sections 8.10, 8.11 and 8.13. The Agent's and Majority Banks' waiver of non-compliance with Sections 8.10, 8.11 and 8.13 of the Existing Agreement is limited to the specific instance of failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of Section 8.10, 8.11 or 8.13 of the Existing Agreement or any other provisions of the Existing Agreement. Such waiver shall not prejudice or constitute a waiver of any right or remedies which the Agent or Banks may have or be entitled to with respect to any other breach of Section 8.10, 8.11 or 8.13 or any other provisions of the Existing Agreement.

     Section 4. Conditions to Effective Date. The occurrence of the Effective Date shall be subject to the satisfaction, on and as of the Effective Date, of the following conditions precedent:

            (a) Amendment. The Company, the Agent and the Majority Banks shall have executed and delivered this Amendment.

            (b) No Default. After giving effect to the waiver in Section 3 hereof, no Default or Event of Default shall have occurred and be continuing under the Existing Agreement and the representations and warranties of the Company in Section 7 of the Existing Agreement, as amended hereby, and in
Section 8 hereof shall be true and correct on and as of the Effective Date (except to the extent such representations and warranties state that they relate solely to a specified date, then as of such specified date) and the Company shall have provided to the Agent a certificate of a senior officer of the Company to that effect.

           (c) Certificate of Incorporation. The Company shall have delivered to the Agent, in form and substance satisfactory to the Agent, a certificate of the secretary or assistant secretary of the Company (i) confirming that the certificate of incorporation and by-laws of the Company have not been amended since December 9, 1999 or (ii) setting forth a true and correct copy of any amendment to the certificate of incorporation or by-laws of the Company adopted on or after December 9, 1999.

           (d) Company Resolutions. The Company shall have delivered to the Agent a copy, duly certified by the secretary or an assistant secretary of the Company, of (i) resolutions of the Company's Board of Directors authorizing or ratifying the execution and delivery of this Amendment, and authorizing the borrowings under the Existing Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment.

           (e) Company Incumbency Certificate. The Company shall have delivered to the Agent a certificate of the secretary or an assistant secretary of the Company certifying the names of the Company's officers authorized to sign this Amendment and all other documents or certificates to be delivered hereunder and thereunder, together with the true signatures of such officers.

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           (f)  Legal Opinion. The Company shall have delivered to the Agent an opinion of the Company's counsel, in the form and substance satisfactory to the Agent.

           (g) Amendment Fee. The Company shall have paid to the Agent, for the account of the Banks who have approved in writing the transactions contemplated by this Amendment on or before the close of business, Chicago time, on February 17, 2000, a fee equal to the product of 10 basis points times the Commitment of such approving Bank in effect on the Effective Date. Such fee shall be non-refundable after February 17, 2000 unless the Majority Banks fail to sign this Amendment.

           (h) Other. The Company shall have delivered such other documents as the Agent may reasonably request.

    Section 5. Effective Date Notice. Promptly following the occurrence of the Effective Date, the Agent shall give notice to the parties hereto of the occurrence of the Effective Date, which notice shall be conclusive, and all parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Agent or any Bank arising out of any failure of any condition precedent set forth in Section 4 to be satisfied.

    Section 6. Termination. If the Effective Date shall not have occurred on or before February 17, 2000, the Agent on instructions of the Majority Banks may terminate this Amendment by notice in writing to the Company at any time before the occurrence of the Effective Date; provided, that the obligations of the Company under Section 13 shall survive such termination.

    Section 7. Ratification. The parties agree that the Existing Agreement, as amended hereby, the OEA Pledge Agreement, as heretofore amended, the other Security Documents and the Notes have not lapsed or terminated, are in full force and effect, and are and from and after the Effective Date shall remain binding in accordance with their terms, as amended hereby.

    Section 8. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that:

           (a) No Breach. The execution, delivery and performance by the Company of this Amendment and the Existing Agreement, as amended hereby, do not and will not conflict with or result in a breach of, or cause the creation of a Lien (other than as contemplated by the Security Documents) or require any consent under, the certificate of incorporation or by-laws of the Company, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound.

           (b) Incorporation, Corporate Power and Action, Binding Effect. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Existing Agreement, as amended hereby; the execution, delivery and performance by the Company of this Amendment and the Existing

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Agreement, as amended hereby, have been duly authorized by all necessary corporate action on its part; and this Amendment has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms.

           (c) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company of this Amendment, the Existing Agreement as amended hereby, or for the validity or enforceability thereof.

    Section 9. Certain Usages. From and after the Effective Date, each reference to the Existing Agreement in the Existing Agreement or in any other agreements, documents or instruments referred to or provided for in or delivered under the Existing Agreement shall be deemed to refer to the Existing Agreement, as amended hereby.

    Section 10. Successors and Assigns. This Amendment and the Pledge Amendment shall be binding upon and inure to the benefit of the Company, the Agent, the Banks and their respective successors and assigns, except that the Company may not transfer or assign any of its rights or interest hereunder or thereunder.

    Section 11. Governing Law. This Amendment shall be governed by, and construed interpreted in accordance with, the internal laws of the State of Illinois.

    Section 12. Counterparts. This Amendment may be executed in any number of counterparts and any party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

    Section 13. Expenses. Whether or not the Effective Date shall occur, without limiting the obligations of the Company under the Existing Agreement, the Company agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by (i) the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment and the other agreements, documents and instruments referred to herein or therein, including the reasonable fees and expenses of Gardner, Carton & Douglas, special counsel to the Agent, and (ii) any Bank in connection with enforcement of this Amendment, the Existing Agreement as amended hereby, and the agreements, documents and instruments referred to herein or therein, including the reasonable fees and expenses of counsel to such Bank.

                 [Remainder of Page Intentionally Left Blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                              OEA, INC.

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              THE NORTHERN TRUST COMPANY,
                              as Agent

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              THE NORTHERN TRUST COMPANY,
                              as Issuing Lender

                              By:
                                 -----------------------------
                                    Name:
                                    Title:


                              BANKS:

                              THE NORTHERN TRUST COMPANY, individually

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              BANQUE NATIONALE DE PARIS, individually and as Co-Agent

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              By:
                                 -----------------------------
                                    Name:
                                    Title:
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                              U.S. BANK NATIONAL ASSOCIATION, individually and
                              as Co-Agent

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              UNION BANK OF CALIFORNIA, N.A., individually and as Co-Agent

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              CREDIT AGRICOLE INDOSUEZ, individually

                              By:
                                 -----------------------------
                                    Name:
                                    Title:

                              By:
                                 -----------------------------
                                    Name:
                                    Title:


                              LASALLE BANK NATIONAL ASSOCIATION, individually

                              By:
                                 -----------------------------
                                    Name:
                                    Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION, individually

                              By:
                                 -----------------------------
                                    Name:
                                    Title: